                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     SEPTEMBER 25, 1998
                                                 -----------------------------



                             WESTOWER CORPORATION
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            (Exact name of registrant as specified in its charter)

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
        WASHINGTON                   1-132963                 91-1825860
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     (State or Other                (Commission             (IRS Employer
     Jurisdiction of                File Number)          Identification No.)
      Incorporation)

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              7001 N.E. 40TH AVENUE, VANCOUVER, WASHINGTON  98661
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              (Address of Principal Executive Offices) (Zip Code)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (360) 750-9355
                                                          ----------------



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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.
          ------------

     On September 25, 1998, Westower Corporation (the "Company") completed the acquisition of CNG Communications, Inc., a Delaware corporation ("CNG"), pursuant to an Agreement of Merger (the "Merger Agreement") with CNG, CNG's stockholder (the "Stockholder"), and Westower CNG Acquisition Company, a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"). Pursuant to the terms of the Merger Agreement, CNG was merged with and into Sub, which survived as a corporation under the name "CNG Communications, Inc." CNG, headquartered in Tucson, Arizona, provides telecommunications tower consulting services. Under the terms of the Merger Agreement, the total consideration paid at closing by the Company to the Stockholder was $1,671,945 in cash. The Stockholder may also receive up to an additional $3,000,000 in cash when and if an acquisition of certain assets from MCI Telecommunications, Inc. (described below) is completed. The merger price was determined by arms-length negotiations between the parties. The merger price was paid out of the Company's cash on hand. The foregoing description is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as
Exhibit 99.

     On October 2, 1998, the Company's subsidiary CNG Communications, Inc. agreed to purchase certain assets from MCI Telecommunications, Inc. relating to its American Television Relay business unit. The principal assets involved consist of 108 telecommunications towers located in the Southwestern United States. The purchase price is $9,200,000. The purchase is expected to be completed in early 1999 following receipt of regulatory approvals.


ITEM 7.   EXHIBITS.
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99   Agreement of Merger, dated as of September 17, 1998, among CNG
     Communications, Inc., Paul Bishop, Westower Corporation and Westower CNG Acquisition Company.
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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WESTOWER CORPORATION


Date:  October 8, 1998              By: /s/ Peter Lucas
                                    -----------------------------------------
                                    Peter Lucas, Senior Vice President,
                                    Chief Financial Officer, Treasurer
                                    and Secretary
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                                 Exhibit Index
                                 -------------



Exhibit
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99      Agreement of Merger, dated as of September 17, 1998, among CNG
        Communications, Inc., Paul Bishop, Westower Corporation and Westower CNG Acquisition Company.